SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [ ]
Check PreliminaryiProxyoStatement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.

     ----------------------------------------------------------------------
                  (Name of Registrants as Specified in Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies: ______
     (2)  Aggregate number of securities to which transaction applies:__________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________
     (4)  Proposed maximum aggregate value of transaction:______________________
     (5)  Total fee paid: ______________________________________________________
[ ]  Fee previously paid with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:_____________________________________
     (2)  Form, schedule or registration statement no.:_______________
     (3)  Filing party:_______________________________________________
     (4)  Date filed: ________________________________________________

                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.
                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

                                                                  March 20, 2006

Dear Stockholder:

     You are cordially invited to attend the first Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. ("LOR") and the Annual Meeting of Stockholders of Lazard Global Total Return and Income Fund, Inc. ("LGI" and together with LOR, the "Funds") to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, April 26, 2006, at 3:00 p.m. In addition to voting on the relevant proposals described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a stockholder.

     Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                        Sincerely,

                                                        Charles Carroll
                                                        President

                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.
                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

            --------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2006
            --------------------------------------------------------


     The first Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. ("LOR") and the Annual Meeting of Lazard Global Total Return and Income Fund, Inc. ("LGI" and together with LOR, the "Funds"), each a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, April 26, 2006, at 3:00 p.m. (the "Annual Meeting") to consider the following proposals:

     ELECTION OF THE FOLLOWING DIRECTORS FOR LOR:

     o two Class I Directors of LOR, each to serve for a one-year term expiring at the 2007 Annual Meeting and until his successor is duly elected and qualified;

     o two Class II Directors of LOR, each to serve for a two-year term expiring at the 2008 Annual Meeting and until his successor is duly elected and qualified; and

     o three Class III Directors of LOR, each to serve for a three-year term expiring at the 2009 Annual Meeting and until his successor is duly elected and qualified;

     ELECTION OF THE FOLLOWING DIRECTORS FOR LGI:

     o two Class I Directors of LGI, each to serve for a three-year term expiring at the 2009 Annual Meeting and until his successor is duly elected and qualified;

     o one Class III Director of LGI, to serve for a two-year term expiring at the 2008 Annual Meeting and until his successor is duly elected and qualified; and

     FOR EACH FUND:

     To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The close of business on March 14, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND(S). Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy.

                                    By Order of the Boards of Directors

                                    Nathan A. Paul
                                    Secretary
March 20, 2006
New York, New York

                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.
                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

            --------------------------------------------------------
                            COMBINED PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2006
            --------------------------------------------------------


     This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of Lazard World Dividend & Income Fund, Inc. ("LOR") and Lazard Global Total Return and Income Fund, Inc. ("LGI" and together with LOR, the "Funds"), each a Maryland corporation, for use at each Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, April 26, 2006, at 3:00 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 20, 2006. Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     ALTHOUGH EACH FUND IS A SEPARATE INVESTMENT COMPANY THAT EACH HOLDS AN ANNUAL MEETING OF STOCKHOLDERS, THE FUNDS' PROXY STATEMENTS HAVE BEEN COMBINED INTO THIS COMBINED PROXY STATEMENT TO REDUCE EXPENSES TO THE FUNDS OF SOLICITING PROXIES FOR THE ANNUAL MEETING.

     This Combined Proxy Statement and the accompanying Notice of Annual Meeting and forms of proxy were sent to stockholders on or about March 20, 2006. Each Board of Directors has fixed the close of business on March 14, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 6,745,237 shares of LOR's Common Stock and 9,605,237 shares of LGI's Common Stock were issued and outstanding. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in both Funds complete, date, sign and return EACH proxy card they receive.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Boards of Directors do not know of any matters to be considered at the Annual Meeting other than the matters described in the Notice of Annual Meeting and this Combined Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Funds or by returning a later-dated proxy before the Annual Meeting.

     The presence in person or by proxy of stockholders of a Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum ("Quorum") for that Fund's Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentages of favorable votes actually cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy. Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote "for" a proposal.

     In addition to soliciting proxies by mail, each Fund's officers or employees of the Funds' investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid for by the Funds.

                             THE INVESTMENT ADVISER

     Lazard Asset Management LLC ("LAM"), with its principal office located at 30 Rockefeller Plaza, New York, New York 10112-6300 serves as the investment adviser to the Funds.

            --------------------------------------------------------
                       PROPOSAL TO ELECT DIRECTORS FOR LOR
            --------------------------------------------------------


     Stockholders of LOR are being asked to elect all Directors at this first Annual Meeting. LOR's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms and for all Directors to be proposed for election by stockholders at the first annual meeting. All stockholders will vote for all the nominees for Director. The number of Directors currently is seven, proposed to be divided into the three classes with each Director serving until the annual meeting of stockholders in the year listed below and until his successor is duly elected and qualified:

     CLASS I, WITH TERM EXPIRING IN 2007

     Robert M. Solmson
     Charles Carroll

     CLASS II, WITH TERM EXPIRING IN 2008

     Kenneth S. Davidson
     Lester Z. Lieberman

     CLASS III, WITH TERM EXPIRING IN 2009

     John J. Burke
     Richard Reiss, Jr.
     Ashish Bhutani

     Each nominee has agreed to continue to serve as a Director if elected. If any of these nominees is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend. Each of the nominees was first nominated by the Nominating Committee of LOR's Board of Directors, consisting of the five Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or LAM ("Independent Directors"), each of whom also is a nominee. The Board of Directors of LOR, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Annual Meeting.

            --------------------------------------------------------
                       PROPOSAL TO ELECT DIRECTORS FOR LGI
            --------------------------------------------------------

     The current Directors of LGI are the same as the nominees listed above for LOR (all of which currently are serving as Directors for each Fund).
Stockholders of LGI are being asked to elect three of these Directors at the Annual Meeting. LGI's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is seven. Nominees for Director are LGI's two Class I Directors with terms expiring at this Annual Meeting and a Class III Director not previously elected by stockholders. All stockholders will vote for all the nominees for Director. Each Director nominee would serve until the annual meeting of stockholders in the year listed below and until his successor is duly elected and qualified:

     CLASS I, WITH TERM EXPIRING IN 2009

     Robert M. Solmson
     Charles Carroll

     CLASS III, WITH TERM EXPIRING IN 2008

     Ashish Bhutani

     Each nominee has agreed to continue to serve as a Director if elected. If any of these nominees is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend. Each of the nominees was first nominated by the Nominating Committee of LGI's Board of Directors, consisting of the five Independent Directors, one of whom also is a nominee. The Board of Directors of LGI, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Annual Meeting.

                                      * * *

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR FOR EACH FUND AND CONTINUING DIRECTORS FOR LGI

     Set forth below is the name and certain biographical and other information for the nominees for Director as reported to the Funds by each nominee for Director and each continuing Director:

CLASS I INDEPENDENT DIRECTOR -- NOMINEE FOR DIRECTOR FOR LOR WITH TERM EXPIRING IN 2007 AND NOMINEE FOR DIRECTOR FOR LGI WITH TERM EXPIRING IN 2009

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUNDS       DURING THE PAST                       OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                            DIRECTORSHIPS HELD(2)
---------------------------   ---------------------------------     -----------------------------
ROBERT M. SOLMSON (58)        Former Chief Executive Officer        Director; Lazard Alternative
Director                      and Chairman, RFS Hotel               Strategies Fund, LLC;
(LOR - April 2005             Investors, Inc; Former Director,      Director, Colonial
LGI - September 2004)         Morgan Keegan & Co., Inc.;            Williamsburg Co.
                              Former Director, Independent
                              Bank, Memphis

CLASS I INTERESTED DIRECTOR(3) -- NOMINEE FOR DIRECTOR FOR LOR WITH TERM EXPIRING IN 2007 AND NOMINEE FOR DIRECTOR FOR LGI WITH TERM EXPIRING IN 2009

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUNDS       DURING THE PAST                       OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                            DIRECTORSHIPS HELD(2)
---------------------------   ---------------------------------     -----------------------------
CHARLES CARROLL (45)          Deputy Chairman and Head of           None
Chief Executive Officer,      Global Marketing of LAM
President and Director
(LOR - April 2005
LGI - June 2004)

CLASS II INDEPENDENT DIRECTORS -- NOMINEES FOR DIRECTORS FOR LOR WITH TERMS EXPIRING IN 2008 AND CONTINUING DIRECTORS FOR LGI WITH TERMS EXPIRING IN 2007

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUNDS       DURING THE PAST                       OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                            DIRECTORSHIPS HELD(2)
---------------------------   ---------------------------------     -----------------------------
KENNETH S. DAVIDSON (61)      President, Davidson Capital           Trustee, The Julliard School;
Director                      Management Corporation;               Chairman of the Board,
(LOR - April 2005             President, Aquiline Advisors LLC      Bridgehampton Chamber
LGI - February 2004)                                                Music Festival; Trustee,
                                                                    American Friends of the
                                                                    National Gallery/London

LESTER Z. LIEBERMAN (75)      Private Investor                      Chairman, Healthcare
Director                                                            Foundation of New Jersey;
(LOR - April 2005                                                   Director, Cives Steel Co.;
LGI - February 2004)                                                Director, Northside Power
                                                                    Transmission Co.; Advisory
                                                                    Trustee, New Jersey Medical
                                                                    School; Director, Public
                                                                    Health Research Institute;
                                                                    Trustee Emeritus, Clarkson
                                                                    University; Council of
                                                                    Trustees, New Jersey
                                                                    Performing Arts Center

CLASS III INDEPENDENT DIRECTORS-- NOMINEES FOR DIRECTOR FOR LOR WITH TERMS EXPIRING IN 2009 AND CONTINUING DIRECTORS FOR LGI WITH TERMS EXPIRING IN 2008

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUNDS       DURING THE PAST                       OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                            DIRECTORSHIPS HELD(2)
---------------------------   ---------------------------------     -----------------------------
JOHN J. BURKE (77)            Lawyer and Private Investor           Director, Lazard Alternative
Director                                                            Strategies Fund, LLC;
(LOR - April 2005                                                   Director, Pacific Steel &
LGI - February 2004)                                                Recycling; Director, Sletten
                                                                    Construction Company;
                                                                    Trustee Emeritus, The
                                                                    University of Montana
                                                                    Foundation

RICHARD REISS, JR. (62)       Chairman, Georgica Advisors           Director, Lazard Alternative
Director                      LLC, an investment manager            Strategies Fund, LLC;
(LOR - April 2005                                                   Director, O'Charley's, Inc., a
LGI - February 2004)                                                restaurant chain

CLASS III INTERESTED DIRECTOR(3) - NOMINEE FOR DIRECTOR FOR LOR WITH TERM EXPIRING IN 2009 AND NOMINEE FOR DIRECTOR FOR LGI WITH TERM EXPIRING IN 2008

NAME (AGE)                    PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUNDS       DURING THE PAST                       OTHER
ADDRESS(1) (SINCE)            FIVE YEARS                            DIRECTORSHIPS HELD(2)
---------------------------   ---------------------------------     -----------------------------
ASHISH BHUTANI (45)           Chief  Executive  Officer of LAM;     None
Director                      from 2001 to December 2002,
(LOR - July 2005              Co-Chief Executive Officer
LGI - July 2005)              North America of Dresdner
                              Kleinwort Wasserstein and
                              member of its Global Corporate
                              and Markets Board and the
                              Global Executive Committee;
                              from 1995 to 2001, Chief
                              Executive Officer of Wasserstein
                              Perella Securities; and from
                              1989 to 2001, Deputy Chairman
                              of Wasserstein Perella Group

--------------
(1) The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

(2) Each Director also serves as a Director of The Lazard Funds, Inc. ("LFI") and Lazard Retirement Series, Inc. ("LRS"), two open-end registered management investment companies (LFI and LRS, collectively with the Funds, comprised of 24 investment portfolios, the "Lazard Funds").

(3) Mr. Carroll and Mr. Bhutani are "interested persons" (as defined in the 1940 Act) of the Funds ("Interested Directors") because of their positions with LAM.

     In addition to Mr. Carroll,  the Funds' other executive officers are Nathan
A. Paul, Stephen St. Clair, Brian D. Simon, David A. Kurzweil, John H. Blevins and Cesar Trelles. Set forth below is the name and certain biographical and other information for Messrs. Paul, St. Clair, Simon, Kurzweil, Blevins and Trelles as reported by them to the Funds.

                                                             PRINCIPAL OCCUPATION(S)
NAME (AGE)                   POSITION HELD WITH THE          DURING THE PAST
ADDRESS(1)                   FUNDS AND TERM(2)               FIVE YEARS
-------------------------    --------------------------      -------------------------------
NATHAN A. PAUL (33)          Secretary                       Managing Director and
                                                             General Counsel of LAM

STEPHEN ST. CLAIR (47)       Treasurer                       Vice President of LAM

BRIAN D. SIMON (43)          Assistant Secretary             Director of LAM; from July
                                                             1999 through October 2002,
                                                             Vice President, Law &
                                                             Regulation at J. & W.
                                                             Seligman & Co.

DAVID A. KURZWEIL (31)       Assistant Secretary             Vice President, Legal Affairs
                                                             of LAM; from August 1999
                                                             to January 2003, an associate
                                                             at Kirkpatrick & Lockhart
                                                             LLP, a law firm

                                                             PRINCIPAL OCCUPATION(S)
NAME (AGE)                   POSITION HELD WITH THE          DURING THE PAST
ADDRESS(1)                   FUNDS AND TERM(2)               FIVE YEARS
-------------------------    --------------------------      -------------------------------
JOHN H. BLEVINS (41)          Chief Compliance Officer       Director and Chief
                                                             Compliance Officer of LAM


CESAR A. TRELLES (31)         Assistant Treasurer            Fund Administration
                                                             Manager of LAM since
                                                             September 2004; from
                                                             August 1998 to August 2004,
                                                             a manager for Mutual Fund
                                                             Finance Group at UBS
                                                             Global Asset Management

--------------
(1) The address of each executive officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

(2) Each officer, except Messrs. Blevins and Trelles, has served as an officer of LGI since February 2004. Messrs. Blevins and Trelles became officers of LGI in September 2004 and December 2004, respectively. All officers have served as officers of LOR since April 2005. Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND THE LAZARD FUNDS

     Set forth in the table below is the dollar range of Common Stock of each Fund and the aggregate range of Common Stock of the Funds and shares of the Lazard Funds beneficially owned by each Director.

                                                                     AGGREGATE DOLLAR
                                                                     RANGE OF COMMON
                                                                  STOCK OF THE FUNDS AND
                          DOLLAR RANGE OF      DOLLAR RANGE OF     SHARES OF THE LAZARD
DIRECTOR                 COMMON STOCK OF LOR  COMMON STOCK OF LGI         FUNDS*
--------                 -------------------  ------------------- ----------------------
Robert M. Solmson               None                 None                  None
Charles Carroll            $50,001-100,000       Over $100,000         Over $100,000
Kenneth S. Davidson             None                 None                  None
Lester Z. Lieberman             None                 None                  None
John J. Burke                   None                 None              Over $100,000
Richard Reiss, Jr.              None                 None                  None
Ashish Bhutani                  None                 None                  None


--------------
*    Valued as of March 1, 2006.

     As of March 1, 2006, Directors and officers of each Fund, as a group, owned less than 1% of each Fund's outstanding Common Stock.

BOARD MEETINGS; COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal period ended December 31, 2005, the Directors of LOR met four times. During the fiscal year ended December 31, 2005, the Directors of LGI met five times. The Board of Directors of each Fund has two committees, the Audit Committee and the Nominating Committee. Neither Fund has a standing Compensation Committee for the Board.

     During the fiscal period ended December 31, 2005, each current Director attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he was a Director) and 75% of the meetings held by a committee of the Board of each Fund on which he served (during the period that he served). The Funds do not have a policy with regard to Directors' attendance at annual meetings, and only Mr. Carroll attended LGI's 2005 Annual Meeting.

     The function of each Audit Committee is to (1) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, (2) assist in Board oversight of the quality and integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund's independent registered public accounting firm and the Board.

     The Audit Committee of each Fund currently is comprised of all of the Independent Directors. The Audit Committee members of each Fund are also "independent" under the listing standards of the New York Stock Exchange. The Audit Committee of LOR met four times during the fiscal period ended December 31, 2005. The Audit Committee of LGI met five times during the fiscal year ended December 31, 2005. The joint report of the Audit Committees for the fiscal period ended December 31, 2005 is attached as Appendix A to this Combined Proxy Statement. The Audit Committee Charter for the Funds is attached as Appendix B to this Combined Proxy Statement.

     Each Fund's Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund's Board of Directors. The Nominating Committee of LOR met once during the fiscal period ended December 31, 2005. The Nominating Committee of LGI met two times during the fiscal year ended December 31, 2005. Each Nominating Committee will consider recommendations for nominees from stockholders sent to the Secretary of each Fund, 30 Rockefeller Plaza, New York, New York 10112, and each Nominating Committee is solely responsible for the selection of nominees. Nominations may be submitted only by a stockholder or group of stockholders of a Fund that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

     In evaluating potential nominees, including any nominees recommended by stockholders, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Nominating Committee believes  that the  nominee  has the  ability  to apply  sound  and  independent business judgment and would act in the interest of the Fund and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. A nomination submission must be received not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. The Funds do not make the Nominating Committee Charter available through a website. The Nominating Committee Charter for the Funds is attached as Appendix C to this Combined Proxy Statement.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers of the Funds and the Interested Directors receive no direct remuneration from the Funds. The Independent Directors are compensated at the rate of $50,000 annually, plus $2,500 per Board meeting attended in person or $1,000 per Board meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Audit Committee, Lester Z. Lieberman, also receives an annual fee of $5,000.

     The following table summarizes the compensation paid by each Fund and by the Funds and the Lazard Funds for the calendar year ended December 31, 2005.

                                                               AGGREGATE
                        AGGREGATE          AGGREGATE        COMPENSATION FROM
                       COMPENSATION       COMPENSATION     THE FUNDS AND THE
DIRECTOR                 FROM LOR           FROM LGI          LAZARD FUNDS
--------               ------------       ------------     ------------------
John J. Burke             $1,093             $3,553              $66,500
Kenneth S. Davidson       $1,093             $3,507              $65,500
Lester Z. Lieberman       $1,163             $3,660              $69,000
Richard Reiss, Jr.        $1,093             $3,553              $66,500
Robert M. Solmson          $ 797             $2,802              $64,500
Charles Carroll*           None               None                None
Ashish Bhutani*            None               None                None

--------------
*    Interested Director.

SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

     To the Funds' knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of each Fund as of the Record Date other than Cede & Co., which held at the Record Date 100% of the outstanding shares of the Common Stock of each Fund. LAM beneficially owned 5,237 shares of Common Stock of each Fund, or 0.07% and 0.05% of the outstanding shares of Common Stock of LOR and LGI, respectively, as of the Record Date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     To each Fund's knowledge, all of its officers and Directors complied with all filing requirements under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), during the fiscal period ended December 31, 2005. To each Fund's knowledge, there were no beneficial holders of more than 10% of its Common Stock subject to the filing requirements under the 1934 Act during the fiscal period ended December 31, 2005. In making this disclosure, each Fund has relied solely on representations of its current Directors and officers and on copies of reports that have been filed with the Securities and Exchange Commission.

REQUIRED VOTE

     A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors.

            THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE
             INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE
               STOCKHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act requires that each Fund's independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a joint meeting held on February 7, 2006, each Fund's Audit Committee recommended and each Fund's Board, including a majority of the Independent Directors, approved the selection of Deloitte & Touche LLP ("Deloitte") as each Fund's independent registered public accounting firm for the fiscal year ending December 31, 2006. Deloitte has served as each Fund's independent registered public accounting firm since each Fund's inception. A representative of Deloitte will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

     After reviewing each Fund's audited financial statements for the fiscal period ended December 31, 2005, each Fund's Audit Committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to stockholders. A copy of the Audit Committees' joint report for the Funds is attached as Appendix A to this Combined Proxy Statement.

     AUDIT FEES. The aggregate fees billed for professional services rendered by Deloitte for the audit of LOR's annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the fiscal period ended December 31, 2005 were $43,000.

     The aggregate fees billed for professional services rendered by Deloitte for the audit of LGI's annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the fiscal period ended December 31, 2004 and fiscal year ended December 31, 2005 were $46,500 and $45,000, respectively.

     AUDIT-RELATED FEES. During the fiscal periods ended December 31, 2004 and December 31, 2005, Deloitte did not provide any assurance and related services that are reasonably related to the performance of the audits of either Fund's financial statements, which are not reported above.

     TAX FEES. The aggregate fees billed for professional services rendered by Deloitte to LOR for tax compliance, tax advice and tax planning ("Tax Services") for the fiscal period ended December 31, 2005 were $6,000. The aggregate fees billed for professional services rendered by Deloitte to LGI for Tax Services for the fiscal period ended December 31, 2004 and fiscal year ended December 31, 2005 were $6,000 and $6,000, respectively.

     For each of the Funds these Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S., federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

     ALL OTHER FEES. The aggregate fees billed for the fiscal period ended December 31, 2005 for products and services provided by Deloitte, other than the services reported above, were $0 for LOR. The aggregate fees billed for products and services provided by Deloitte, other than the services reported above, for the fiscal period ended December 31, 2004 and fiscal year ended December 31, 2005 for LGI were $0 and $0, respectively.

     NON-AUDIT FEES. The aggregate non-audit fees billed by Deloitte for services rendered to LOR and rendered to LAM for the fiscal period ended December 31, 2005 were $160,000. The aggregate non-audit fees billed by Deloitte for services rendered to LGI and rendered to LAM for the fiscal period ended December 31, 2004 and fiscal year ended December 31, 2005 were $86,000 and $160,000, respectively.

     SERVICES TO LAM. There were no fees billed by Deloitte to LAM for the fiscal periods ended December 31, 2004 or December 31, 2005 that required pre-approval by the Funds' Audit Committees. The Funds' Audit Committees have considered whether the provision of non-audit services rendered to LAM that did not require pre-approval by the Audit Committees is compatible with maintaining Deloitte's independence.

                                  ANNUAL REPORT

     Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal period ended December 31, 2005, to any stockholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

     Stockholders who wish to communicate with Directors should send communications to the Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Funds and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

          ADDITIONAL VOTING INFORMATION; EXPENSES OF PROXY SOLICITATION

     Each Fund will bear equally the cost of soliciting proxies on behalf of the Board of Directors. Proxies may be solicited by mail, in person or by telephone, and each Fund may reimburse persons holding Fund shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. The total expenses of the Annual Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Combined Proxy Statement, are approximately $50,000.

     Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Combined Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Funds or by attending the Annual Meeting and voting in person.

                                 VOTING RESULTS

     Each Fund will advise its stockholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to Stockholders.

                              STOCKHOLDER PROPOSALS

     Any proposals of stockholders that are intended to be presented at the Funds' 2007 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the 1940 Act must be received at the Funds' principal executive offices no later than November 20, 2006 and must comply with all other legal requirements in order to be included in the Funds' Combined Proxy Statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2007 Annual Meeting, a stockholder's notice shall be delivered to the Secretary of the relevant Fund at the Fund's principal office no earlier than January 26, 2007 and no later than February 27, 2007. If the 2007 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from April 26th, then timely notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
                    STOCKHOLDERS ARE URGED TO VOTE BY MAIL.

                                             By Order of the Boards of Directors

                                             Nathan A. Paul
                                             Secretary

New York, New York
March 20, 2006

                      [This Page Intentionally Left Blank]

                                   APPENDIX A

                      JOINT REPORT OF THE AUDIT COMMITTEES

     The Audit Committee of the Board of Directors of each Fund oversees the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements. Each Committee operates pursuant to an Audit Committee Charter which was last revised and approved by each Board of Directors on July 26, 2005, a copy of which is attached to this Combined Proxy Statement as Appendix B. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     In the performance of its oversight function, each Committee has considered and discussed the December 31, 2005 audited financial statements of the relevant Fund with management and with Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm. The Committee has also discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as currently in effect. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of each Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, each Committee has reviewed the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect and has discussed with Deloitte the independence of the independent registered public accounting firm.

     Each Committee discussed with Deloitte the overall scope and plans for the audit. The Committees met with Deloitte, with and without management present, to discuss the results of its examinations, its evaluations of each Fund's internal controls, and the overall quality of the Fund's financial reporting.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, each Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in each Fund's Annual Report to Stockholders for the fiscal period ended December 31, 2005 and filed with the Securities and Exchange Commission.

     Stockholders are reminded, however, that the Members of each Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committees rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, each Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committees' considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte is, in fact, "independent."

                    Lester Z. Lieberman, Audit Committee Chairman John J. Burke, Audit Committee Member
                    Kenneth S. Davidson, Audit Committee Member
                    Richard Reiss, Jr., Audit Committee Member
                    Robert M. Solmson, Audit Committee Member

February 27, 2006

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER

                             THE LAZARD FUNDS, INC.
                         LAZARD RETIREMENT SERIES, INC.
                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.
                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

1.   Audit Committee Membership and Qualifications.

     (a) The Audit Committee shall consist of at least three members appointed by each Fund's Board of Directors (the "Board"). The Board may replace members of the Audit Committee for any reason.

     (b) No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the
          Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. For Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. ("Closed-End Funds"), each member must otherwise be "independent" under the rules of the New York Stock Exchange, Inc. (the "NYSE") and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley").

     (c) Each member of the Audit Committee must be "financially literate" (or shall become so within a reasonable time after appointment to the Audit Committee), and one member must have "accounting or related financial management expertise," as determined by the Fund's Board in its business judgment.

     (d) The Board also must annually determine whether any member of the Audit Committee is an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of Sarbanes-Oxley. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.

2.   The Audit Committee shall have the following purposes:

     (a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements;

     (b) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, and (iii) the qualifications, independence and performance of the Fund's independent registered public accounting firm (the "independent auditors"); and

     (c) for Closed-End Funds, prepare an Audit Committee report as required by the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

3.   Role of the Audit Committee.

     (a)  The  function  of  the  Audit  Committee  is  oversight;  it  is  Fund management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors' responsibility to plan and carry out a proper audit. Specifically, the Fund's management is responsible for (i) preparation, presentation and integrity of the Fund's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits consistent with applicable legal and professional standards and the terms of their engagement letter.

     (b) Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     (c)  Each  member of the Audit  Committee  shall be entitled to rely on the
          (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

4. To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

     (a) have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially
          affecting  the   independence  and  capabilities  of  the  independent
          auditors;

     (b) at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) (to assess the independent auditors' independence) all relationships between the independent auditors and the Fund; and to evaluate the independent auditors' qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

     (c) meet with the Fund's independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the independent auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information, and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied in preparing the Fund's financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were "passed" as immaterial or otherwise; (v) review any communications between the audit team and the independent auditing firm's national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of report the independent auditors to the Board and Fund shareholders;

     (d) review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies;
          (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

     (e) (i) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, and (ii) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services;

     (f) consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee is compatible with maintaining the independence of the independent auditors;

     (g) meet with the Fund's management and, in the case of audited financial statements, the independent auditors: (i) to review and discuss the annual audited financial statements, including management's discussion of Fund performance ("MDFP"); (ii) for Closed-End Funds, to review and discuss semi-annual financial statements and any quarterly financial statements, including MDFP; and (iii) for Closed-End Funds, to discuss generally the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

     (h) set clear hiring policies for the employees or former employees of the independent auditors;

     (i) establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund's investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

     (j) periodically meet separately with the Fund's management and with the independent auditors;

     (k)  discuss  with  management  in a  general  manner,  but  not to  assume
          responsibility   for,  the  Fund's  processes  with  respect  to  risk
          assessment and risk management;

     (l) report its activities regularly to the Board and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

     (m) perform an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate; and

     (n) perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

5. The Audit Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings, as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund's by-laws.

6. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

7. The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

8. The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund's investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

9. For Closed-End Funds, the Fund shall provide to the NYSE on an annual basis and with respect to any changes to the composition of the Audit Committee, a written affirmation regarding:

     (a) the affirmative determination by the Fund's Board that each Audit Committee member is independent in accordance with NYSE governance standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended;

     (b)  the financial literacy of the Audit Committee members;

     (c) which Audit Committee members have accounting or related financial management expertise.

     On an annual basis the Fund shall provide to the NYSE a written affirmation regarding: (a) the Board's adoption of a formal written charter that complies with NYSE governance standards and (b) the disclosure in the Fund's annual report to stockholders that the Fund submitted its annual affirmation to the NYSE the previous year and that the Fund has filed Sarbanes-Oxley Section 302 certifications regarding the quality of the Fund's public disclosure.

As Revised: July 26, 2005

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

                                   APPENDIX C

                   NOMINATING COMMITTEE CHARTER AND PROCEDURES

                             THE LAZARD FUNDS, INC.
                         LAZARD RETIREMENT SERIES, INC.
                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
                  LAZARD WORLD DIVIDEND & INCOME FUND, INC.(1)

ORGANIZATION

     The Nominating Committee (the "Committee") of each Fund shall be composed solely of Directors ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

     In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

     o    the character and integrity of the person;

     o whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

     o whether or not the person has any relationships that might impair his or her service on the Board;

     o    whether  nomination of the person would be consistent with Fund policy
          and  applicable  laws  and   regulations   regarding  the  number  and
          percentage of Independent Directors on the Board;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund business;

     o whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;



------------
(1) Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. are each referred to herein as a "Closed-End Fund."

     o the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of any Fund retirement policy.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. The following procedures must be followed to submit Director nominations.

1.   Nominations must be submitted in writing.

2. Nominations may be submitted only by a stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 (for each Closed-End Fund, at market value) of the Fund's shares for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nominations may be submitted by a Nominating Stockholder each calendar year.

3. For a Closed-End Fund, a nomination submission must be received at the address above not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. If an annual meeting of stockholders was not held in the previous year, the nomination submission must be received by December 31 of the year preceding the meeting.

4.   The nomination submission must include the following information:

     o the Nominating Stockholder's name as it appears on the Fund's books and the class and number of shares of the Fund owned of record and beneficially by the Nominating Stockholder;

     o whether the Nominating Stockholder believes that the candidate is an "interested person" (as defined in the 1940 Act) of the Fund and, if believed not to be an interested person, information regarding the candidate that will be sufficient for the Fund to make such determination;

     o all information relating to the nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors;

     o information sufficient to evaluate the factors listed above under "Evaluation of Potential Nominees";

     o a written consent of the nominee to stand for election if nominated by the Board and to serve if elected by the stockholders; and

     o    such  other  information  as  may  be  reasonably   requested  by  the
          Committee.

NOMINATION OF DIRECTORS

     After a determination by the Committee that a person should be selected and
nominated  as  a  Director  of  the  Fund,  the  Committee   shall  present  its
recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

     The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: April 19, 2005

                      [This Page Intentionally Left Blank]

        ----------------------------------------------------------------

                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.

        ----------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

CONTROL NUMBER:

Please be sure to sign and date this Proxy.         Date:  _____________________

________________________________________________________________________________
Stockholder sign here                                       Co-owner sign here

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE


1a.  With respect to the proposal to elect Mr. Robert M. Solmson as a Class I
     Director:

                  For /_/     Withhold Authority /_/

1b.  With respect to the proposal to elect Mr. Charles Carroll as a Class I
     Director:

                  For /_/     Withhold Authority /_/

1c.  With respect to the proposal to elect Mr. Kenneth S. Davidson as a Class II
     Director:

                  For /_/     Withhold Authority /_/

1d.  With respect to the proposal to elect Mr. Lester Z. Lieberman as a Class II
     Director:

                  For /_/     Withhold Authority /_/

1e.  With respect to the proposal to elect Mr. John J. Burke as a Class III
     Director:

                  For /_/     Withhold Authority /_/

1f.  With respect to the proposal to elect Mr. Richard Reiss, Jr. as a Class III
     Director:

                  For /_/     Withhold Authority /_/

1g.  With respect to the proposal to elect Mr. Ashish Bhutani as a Class III
     Director:

                  For /_/     Withhold Authority /_/

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 26, 2006
          COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard World Dividend & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan
A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, April 26, 2006, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE
       VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS
      PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND
                        PROXY STATEMENT IS ACKNOWLEDGED.

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

   Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer,
                             please give full title.

HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

-------------------------                         -------------------------
-------------------------                         -------------------------
-------------------------                         -------------------------

        ----------------------------------------------------------------

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

        ----------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

CONTROL NUMBER:

Please be sure to sign and date this Proxy.         Date:  _____________________

________________________________________________________________________________
Stockholder sign here                                       Co-owner sign here

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE


1a.  With respect to the proposal to elect Mr. Robert M. Solmson as a Class I
     Director:

                  For /_/     Withhold Authority /_/

1b.  With respect to the proposal to elect Mr. Charles Carroll as a Class I
     Director:

                  For /_/     Withhold Authority /_/

1c.  With respect to the proposal to elect Mr. Ashish Bhutani as a Class III
     Director:

                  For /_/     Withhold Authority /_/

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

                LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 26, 2006
          COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, April 26, 2006, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND
                        PROXY STATEMENT IS ACKNOWLEDGED.

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

  Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer,
                            please give full title.

HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

-------------------------                         -------------------------
-------------------------                         -------------------------
-------------------------                         -------------------------

                                      E-2